UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2012

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended
March 31, 2012

April 27, 2012

Dear Shareholders:

The fiscal year ended March 31, 2012 was a disappointing year for the Perkins Discovery Fund.  The Fund finished the period with a return of -14.37% versus -2.41% for the Dow Jones Wilshire Micro-Cap Index, -0.18% for the Russell 2000® Index, 11.16% for the NASDAQ Composite and 8.54% for the S&P 500® Index.  On average, micro-cap stocks were down for the period while larger stocks were up.  During the quarter ended March 31, 2012, the Fund was up 7.04% versus 18.75% for the Dow Jones Wilshire Micro-Cap, which is primarily when the Fund lagged behind other micro-caps.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the six-month period, we acquired 5 new holdings and disposed of 20.  As a result, the portfolio contracted from 48 holdings to 33.  We started the period with 10.1% in cash and cash equivalents, and ended with 0.8% as more money left the Fund than came in from new investors and liquidated positions.

Our three biggest gaining stocks for the year were Metropolitan Health Networks, Inc., InnerWorkings, Inc. and Computer Task Group, Inc.  Metropolitan Health is a primary care network of doctors, nurses and specialists serving Medicare Advantage patients in the state of Florida.  With the Medicare-age population growing faster in Florida than in the nation as a whole and the stock moving up out of a long base formation, we purchased Metropolitan in the fall of 2010.  The company has continued to perform well.  InnerWorkings uses proprietary technology and databases to outsource printing services on a competitive bid basis between its customers and supplier network.  Their system allows them to take over large companies’ printing business while providing them with substantial savings.  Computer Task Group is an IT consulting, management, and staffing company that has benefited from the growth of electronic medical records.  We bought the holding almost five years ago as the company’s fundamentals were improving and the stock had been in a basing formation for several years.  The stock has moved up out of that formation and we are continuing to hold it as the company has continued to perform very well and the stock has continued in an uptrend.

The Fund’s three biggest losers during the year were Insignia Systems, Inc., Uroplasty, Inc. and Abraxas Petroleum Corp.  Insignia Systems provides in-store advertising products, programs and services to retailers and consumer packaged goods manufacturers.  They received a large settlement from a competitor last spring, which included a ten-year marketing agreement.  After the settlement, the company announced a stock buyback and a $2.00 special dividend payable in May.  We sold part of our holding after the settlement and received the dividend on the rest.  Unfortunately, business has been weak this year as details of their marketing agreement have had to be worked out by the courts.  Uroplasty is a medical device company with products that address the incontinence market.  We initially purchased the holding over five years ago after the company received FDA approval on several new devices.  The Fund is ahead on this position, however, it had a significant pullback this year after a long move up from the spring of 2009.  Abraxas is an oil and gas company with holdings in Texas, the Rocky Mountains, and the oil-rich Bakken area of North Dakota.  It was one of our best gainers last year but was down sharply last summer and we sold the stock with a good profit.

The table below shows the Fund’s performance for various periods ended March 31, 2012.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000®	Composite	500®
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	10.67%	7.44%	5.36%	3.86%	3.55%
Ten Year	6.15%	8.03%	6.45%	5.30%	4.12%
Five Year	-1.22%	-0.49%	2.13%	5.01%	2.01%
Three Year	25.41%	29.86%	26.90%	26.46%	23.42%
One Year	-14.37%	-2.41%	-0.18%	11.16%	8.54%

The Fund’s Gross Expense Ratio is 2.31%

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000®	Composite	500®
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11. 36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009	65.26%	47.59%	27.17%	43.89%	26.46%
2010	33.79%	28.24%	26.85%	16.91%	15.06%
2011	-14.20%	-12.37%	-4.18%	-1.80%	2.11%
2012 (YTD to 03/31/12)	7.04%	18.75%	12.44%	18.67%	12.59%
Annualized
(Inception to 03/31/12)	10.67%	7.44%	5.36%	3.86%	3.55%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

After a market bottom in March of 2009, the market has been in a cyclical uptrend, interrupted by two strong corrections.  One of these started in the spring of 2010 and the second last spring, the stronger part of which took place in the third quarter of 2011.  Since then the markets have been generally up, but the small company indexes have not yet surpassed their 2011 highs.  This is typical for small stocks to lag when large stocks are in a strong uptrend.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these will reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Discovery Fund is well positioned in micro-cap growth stocks that appear to hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

Small Portfolio Risk: Although the Fund is diversified, from time to time, it holds a relatively small number of securities (i.e. under 40).  As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.  Please refer to the schedule of investments for more information regarding fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.

The Perkins Discovery Fund

SECTOR ALLOCATION as of March 31, 2012 (Unaudited)

*  Cash equivalents and other assets in excess of liabilities.
^  Less than 0.01%.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited)

As a shareholder of the Perkins Discovery Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11 – 3/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited) (Continued)

expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/11	Value 3/31/2012	10/1/11 – 3/31/2012*
Actual	$1,000	$1,148	$10.74
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.08

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

The Perkins Discovery Fund
Value of $10,000 vs S&P 500® Index,
Russell 2000® Index and Dow Jones Wilshire Micro-Cap Index

Annualized Returns for the Periods ended March 31, 2012
	One Year	Five Year	Ten Year
Perkins Discovery Fund	(14.37)%	(1.22)%	6.15%
Russell 2000® Total Return Index	(0.18)%	2.13%	6.45%
S&P 500® Index	8.54%	2.01%	4.12%
Dow Jones Wilshire Micro-Cap Index	(2.41)%	(0.49)%	8.03%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2002, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2012

Shares		Value
COMMON STOCKS: 98.0%
Ambulatory Health
Care Services: 7.5%
27,500	MEDTOX
	Scientific, Inc.*	$463,650
20,000	U.S. Physical
	Therapy, Inc.	461,000
		924,650
Amusement, Gaming &
Entertainment: 0.6%
40,000	Lakes
	Entertainment, Inc.*	72,000
Chemical Manufacturing: 7.3%
175,000	AVI BioPharma, Inc.*	269,500
70,000	Cardiome
	Pharma Corp.*	49,350
35,000	Cardiovascular
	Systems, Inc.*	323,750
150,000	Dyadic
	International, Inc.*	190,500
50,000	Oculus Innovative
	Sciences, Inc.*	66,500
		899,600
Computers & Electronic
Manufacturing: 4.0%
40,000	EDAP TMS
	SA - ADR*	73,200
65,000	Synergetics
	USA, Inc.*	422,500
		495,700
Computer Programming: 10.2%
85,000	Augme
	Technologies, Inc.*	183,600
70,000	Computer Task
	Group, Inc.*	1,072,400
		1,256,000
Computer Systems
Design Services: 15.3%
35,000	Datalink Corp.*	333,200
40,000	Ebix, Inc.	926,400
30,000	NetScout
	Systems, Inc.*	610,200
		1,869,800
Diversified Financial
Services: 0.0%#
400,000	Swordfish
	Financial, Inc.*	760
Educational Services: 1.0%
15,000	Lincoln Educational
	Services Corp.	118,650
Electrical Equipment: 3.6%
45,000	Coleman Cable, Inc.*	437,400
Food Manufacturing: 3.0%
75,000	Inventure Foods, Inc.*	372,000
Food Services: 3.8%
40,000	Famous Dave’s
	of America, Inc.*	464,400
Health Care Manufacturing: 4.7%
100,000	InfuSystem
	Holdings, Inc.*	194,000
125,000	Uroplasty, Inc.*	376,250
		570,250
Healthcare Plans: 7.6%
100,000	Metropolitan Health
	Networks, Inc.*	937,000
Logistcs: 2.6%
20,000	Echo Global
	Logistics, Inc.*	322,000
Management Consulting: 6.4%
100,000	Insignia Systems, Inc.	181,000
50,000	IntegraMed
	America, Inc.*	605,250
		786,250
Oil & Gas Services: 2.3%
85,000	Synergy
	Resources Corp.*	284,750
Printing Services: 3.8%
40,000	InnerWorkings, Inc.*	466,000
Retailers: 3.4%
90,000	Appliance Recycling
	Centers of
	America, Inc.*	416,700
Software Services: 8.5%
65,000	Actuate Corp.*	408,200

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Continued)

Shares		Value
COMMON STOCKS: 98.0% (Continued)
Software Services: 8.5% (Continued)
20,000	ePlus, Inc.*	$639,400
		1,047,600
Telecommunication Services: 2.4%
90,000	Broadcast
	International, Inc.*	31,500
85,000	Multiband Corp.*	255,850
		287,350
TOTAL COMMON STOCKS
(Cost $9,276,023)		12,028,860

SHORT-TERM INVESTMENT: 0.8%
Money Market Fund: 0.8%
94,591	Invesco Short-Term
	Prime Portfolio -
	Institutional
	Class, 0.130%^	94,591
TOTAL SHORT-TERM
INVESTMENT
(Cost $94,591)		94,591
TOTAL INVESTMENTS
IN SECURITIES: 98.8%
(Cost $9,370,614)		12,123,451
Other Assets in Excess
of Liabilities: 1.2%		148,739
TOTAL NET ASSETS: 100.0%		$12,272,190

*	Non-income producing security.
ADR American Depository Receipt
#	Less than 0.05%.
^	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2012

ASSETS
Investments in securities, at value
(Cost $9,370,614) (Note 2)	$12,123,451
Receivables:
Investments sold	198,923
Fund shares sold	364
Dividend and Interest	1,078
Prepaid expenses	18,907
Total assets	12,342,723

LIABILITIES
Payables:
Investment advisory fees, net	1,900
Administration fees	5,850
Distribution fees	25,645
Fund accounting fees	4,015
Transfer agent fees	5,594
Chief Compliance Officer fees	1,253
Other accrued expenses	26,276
Total liabilities	70,533

NET ASSETS	$12,272,190
Net asset value, offering price and redemption
price per share ($12,272,190/472,107 shares
outstanding; unlimited number of shares
authorized without par value)	$25.99

COMPONENTS OF NET ASSETS
Paid-in capital	$13,760,079
Undistributed net investment income	146,065
Accumulated net realized loss on investments	(4,386,791)
Net unrealized appreciation on investments	2,752,837
Net assets	$12,272,190

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2012

INVESTMENT INCOME
Dividends	$495,025
Interest	460
Total investment income	495,485

EXPENSES (Note 3)
Investment advisory fees	153,826
Administration fees	45,591
Distribution fees	38,456
Transfer agent fees	35,276
Fund accounting fees	21,977
Audit fees	20,737
Registration fees	20,496
Reports to shareholders	12,305
Miscellaneous expense	8,068
Chief Compliance Officer fees	7,556
Custody fees	5,674
Legal fees	5,631
Trustee fees	4,014
Insurance expense	1,444
Total expenses	381,051
Less: fees waived	(73,399)
Net Expenses	307,652
Net investment income	187,833

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(60,569)
Change in net unrealized depreciation on investments	(2,985,947)
Net realized and unrealized loss on investments	(3,046,516)
Net decrease in net assets
resulting from operations	$(2,858,683)

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment gain (loss)	$187,833	$(275,493)
Net realized gain (loss)
on investments	(60,569)	1,077,375
Change in net unrealized
appreciation (depreciation)
on investments	(2,985,947)	3,577,597
Net increase (decrease) in net assets
resulting from operations	(2,858,683)	4,379,479
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(41,768)	—
Total distributions
to shareholders	(41,768)	—
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change
in outstanding shares (a)	(6,413,260)	3,117,666
Total increase (decrease)
in net assets	(9,313,711)	7,497,145
NET ASSETS
Beginning of year	21,585,901	14,088,756
End of year	$12,272,190	$21,585,901
Undistributed net investment income	$146,065	$—

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	39,005	$1,085,088	417,282	$10,832,266
Shares issued in
reinvestment of
distributions	1,696	39,799	—	—
Shares redeemed (b)	(277,401)	(7,538,147)	(299,284)	(7,714,600)
Net increase
(decrease)	(236,700)	$(6,413,260)	117,998	$3,117,666

(b)Net of redemption fees of $3,386 and $16,939 respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$30.45	$23.85	$13.22	$22.15	$29.14

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	0.39	(0.39)	(0.33)	(0.31)	(0.28)
Net realized and
unrealized gain (loss)
on investments	(4.78)	6.97	10.94	(8.44)	(5.89)
Total from investment
operations	(4.39)	6.58	10.61	(8.75)	(6.17)

LESS DISTRIBUTIONS:
From net
investment income	(0.08)	—	—	—	—
From net realized gain	—	—	—	(0.18)	(0.92)
Total distributions	(0.08)	—	—	(0.18)	(0.92)
Paid-in capital from
redemption fees
(Note 2)	0.01	0.02	0.02	0.00 *	0.10
Net asset value,
end of year	$25.99	$30.45	$23.85	$13.22	$22.15
Total return	(14.37)%	27.67%	80.41%	(39.40)%	(21.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$12.3	$21.6	$14.1	$6.8	$15.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.48%	2.29%	2.88%	2.92%	2.18%
After fees waived and
expenses absorbed	2.00%	2.00%	2.00%	2.00%	2.02%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.74%	(1.81)%	(2.67)%	(2.40)%	(1.15)%
After fees waived and
expenses absorbed	1.22%	(1.52)%	(1.79)%	(1.48)%	(0.99)%
Portfolio turnover rate	14%	22%	39%	60%	93%

* Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

would be calculated without regard to such considerations. As of March 31, 2012, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level  1 –   Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level
2 –   Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level
3 –   Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$12,028,860	$—	$—	$12,028,860
Short-Term Investment	94,591	—	—	94,591
Total Investments in Securities	$12,123,451	$—	$—	$12,123,451
^  See Schedule of Investments for industry breakout.

There were no transfers into or out of Level 1 and 2 during the year.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2012, the Fund deferred, on a tax basis, a post-December late-year loss of $183,657, which will be recognized in the following year.   At March 31, 2012, the Fund had capital loss carryforwards of $4,203,134, which expire as follows:

Capital Loss Carryover	Expiration
$2,005,082	3/31/2017
$2,198,052	3/31/2018

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification  basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended March 31, 2012 the Fund had no reclassifications.

I.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities. At March 31, 2012, the Fund did not have any investments in illiquid securities.

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

K.
New Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended March 31, 2012, the Fund incurred $153,826 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At March 31, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $220,831.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2013	$94,895
March 31, 2014	52,537
March 31, 2015	73,399

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the year ended March 31, 2012, the Fund incurred $45,591 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2012, the Fund was allocated $7,556 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the year ended March 31, 2012, the Fund paid distribution fees of $38,456 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2012, the cost of purchases and the proceeds from sales of securities for the Fund, excluding short-term securities, was $2,085,094 and $5,891,734, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2012.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended March 31 2012, was as follows:

March 31,
2012
Distributions paid from:
Ordinary Income	$41,768

For the year ended March 31, 2011, there were no distributions.

As of March 31, 2012 the components of distributable earnings on a tax basis were as follows:

Cost of investments	$9,370,614
Gross tax unrealized appreciation	5,103,381
Gross tax unrealized depreciation	(2,350,544)
Net tax unrealized appreciation	$2,752,837
Undistributed ordinary income	146,065
Undistributed long-term capital gain	—
Total distributable earnings	$146,065
Other accumulated gains/(losses)	(4,386,791)
Total accumulated earnings/(losses)	$(1,487,889)

The Perkins Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of Professionally Managed Portfolios (The “Fund”), as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 25, 2012

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, their principal occupation for the past five years and other directorships are set forth below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive		The Univ. of
Fund Services, LLC		May 1991.	Officer, Rockefeller		Virginia Law
2020 E. Financial Way			Trust Co., (prior		School
Suite 100			thereto Senior Vice		Foundation.
Glendora, CA 91741			President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	President and	1	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data
Fund Services, LLC		May 1991.	Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant;	1	Independent
(born 1950)		Term;	formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President,		Managers
Fund Services, LLC		May 1991.	Investment Company		Funds;
2020 E. Financial Way			Administration,		Trustee,
Suite 100			LLC (mutual fund		Managers
Glendora, CA 91741			administrator).		AMG Funds,
Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice	1	None.
(born 1973)		Term; Since	President and
c/o U.S. Bancorp		January 2011.	Chief Financial
Fund Services, LLC	Trustee	Indefinite	Officer (and other
615 East Michigan St.		Term; Since	positions), U.S.
Milwaukee, WI 53202		September	Bancorp Fund
		2011.	Services, LLC,
since 1997.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term; Since	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		November	Fund Services,
Fund Services, LLC		2009.	LLC, since 2006;
615 East Michigan St.			formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President	Not	Not
(born 1968)		Term; Since	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		February	Compliance
Fund Services, LLC		2008.	Officer, U.S.
2020 E. Financial Way			Bancorp Fund
Suite 100			Services, LLC, since
Glendora, CA 91741			July 2007; formerly,
Vice President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President	Not	Not
(born 1966)	Compliance	Term; Since	and Compliance	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	Officer, U.S.
Fund Services, LLC	Anti-	Indefinite	Bancorp Fund
615 East Michigan St.	Money	Term; Since	Services, LLC since
Milwaukee, WI 53202	Laundering	July 2011.	August 2004.
Officer
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Perkins Discovery Fund

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended March 31, 2012, certain dividends paid by the Perkins Discovery Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Perkins Discovery Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2012 was 100%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 280-4779 or by accessing the Fund’s web site at www.perkinscapital.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 280-4779 or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779.  The Fund discloses its calendar quarter-end portfolio holdings on its web site at www.perkinscapital.com within 7 business days after the calendar quarter end.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

The Perkins Discovery Fund

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund directors and is available without charge, upon request, by calling (800) 280-4779.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.perkinscapital.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free at (800) 280-4779 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

The Perkins Discovery Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent, Fund Accounting & Fund Administration
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Perkins Discovery Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Perkins Discovery Fund

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title                       /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     5/21/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     5/21/2012
By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     5/29/2012

* Print the name and title of each signing officer under his or her signature.